SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2019

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	4510 Cox Road, Suite 201, Richmond, Virginia	23060
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (804) 822-3260

Inapplicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Craig C. Bram
On March 1, 2019, Synalloy Corporation (the “Company”) entered into an Employment Agreement with Craig C. Bram, the Company’s President and Chief Executive Officer. The following description of Mr. Bram’s Employment Agreement contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such agreement. The Company will file Mr. Bram’s Employment Agreement referenced in this section with the U.S. Securities and Exchange Commission as an exhibit to its Annual Report on Form 10-K.  This Employment Agreement replaces and supersedes the Employment Agreement between Mr. Bram and the Company dated May 1, 2014. The Agreement is for a term of two years (termination date of February 28, 2021) and automatically renews at the end of each two-year period for an additional two years unless either party gives notice of intent to terminate 90 days prior to the automatic extension date.  The Agreement provides for an annual base salary of $495,000. In addition, Mr. Bram is entitled to cash bonus compensation and restricted stock awards, both subject to the terms of the Company’s then-current incentive plan. Mr. Bram is also entitled to participate in all employee benefit plans of the Company. The Agreement contains provisions for salary continuation benefits in the event of Mr. Bram’s disability or death under specified conditions during his term of employment with the Company.  The Agreement permits termination for cause and Mr. Bram’s voluntary resignation, with both events releasing the Company from obligations under the Agreement. In the event of termination without cause or failure to renew the Agreement, the Agreement provides for the following: 1.5 times base salary, one times cash bonus and equity incentive compensation, 24 months of health care reimbursement, and immediate vesting of any previously granted restricted stock awards and stock options. In the event of a change in control, wherein within two years after the occurrence of such event Mr. Bram is not retained in substantially the same or better role and at substantially the same or better compensation level as prior to the change in control, the Agreement provides for the following: 2.5 times base salary; 2.5 times cash bonus compensation; 24 months of health care reimbursement; immediate vesting of all previously granted restricted stock awards and stock options. The Agreement also includes a covenant not to compete provision for a period of one year following termination of his employment for any reason, a non-solicitation provision for a period of 18 months following termination of his employment for any reason, and a confidentiality provision.

Dennis M. Loughran
On March 1, 2019, the Company entered into an Employment Agreement with Dennis M. Loughran, the Company’s Senior Vice President and Chief Financial Officer. The following description of Mr. Loughran’s Employment Agreement contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such agreement. The Company will file Mr. Loughran’s Employment Agreement referenced in this section with the U.S. Securities and Exchange Commission as an exhibit to its Annual Report on Form 10-K.  This Employment Agreement replaces and supersedes the Employment Agreement between Mr. Loughran and the Company dated January 11, 2016. The Agreement is for a term of one year (termination date of February 28, 2020) and automatically renews at the end of each one-year period for an additional year unless either party gives notice of intent to terminate 90 days prior to the automatic extension date.  The Agreement provides for an annual base salary of $322,500. In addition, Mr. Loughran is entitled to cash bonus compensation and restricted stock awards, both subject to the terms of the Company’s then-current incentive plan. Mr. Loughran is also entitled to participate in all employee benefit plans of the Company. The Agreement contains provisions for salary continuation benefits in the event of Mr. Loughran’s disability or death under specified conditions during his term of employment with the Company.  The Agreement permits termination for cause and Mr. Loughran’s voluntary resignation, with both events releasing the Company from obligations under the Agreement. In the event of termination without cause or failure to renew the Agreement, the Agreement provides for the following: 0.75 times base salary, 0.50 times cash bonus and equity incentive compensation, nine months of health care reimbursement, and immediate vesting of any previously granted restricted stock awards. In the event of a change in control, wherein within two years after the occurrence of such event Mr. Loughran is not retained in substantially the same or better role and at substantially the same or better compensation level as prior to the change in control, the Agreement provides for the following: two times base salary; two times cash and equity incentive compensation; 24 months of health care reimbursement; immediate vesting of all previously granted restricted stock awards. The Agreement also includes a covenant not to compete provision for a period of one year following termination of his employment for any reason, a non-solicitation provision for a period of 18 months following termination of his employment for any reason, and a confidentiality provision.

Sally M. Cunningham
On March 1, 2019, the Company entered into an Employment Agreement with Sally M. Cunningham, the Company’s Vice President of Corporate Administration and Corporate Secretary. The following description of Ms. Cunningham’s Employment Agreement contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such agreement. The Company will file Ms. Cunningham’s Employment Agreement referenced in this section with the U.S. Securities and Exchange Commission as an exhibit to its Annual Report on Form 10-K.  This Employment Agreement replaces and supersedes the Employment Agreement between Ms. Cunningham and the Company dated May 5, 2016. The Agreement is for a term of one year (termination date of February 28, 2020) and automatically renews at the end of each one-year period for an additional year unless either party gives notice of intent to terminate 90 days prior to the automatic extension date.  The Agreement provides for an annual base salary of $242,000. In addition, Ms. Cunningham is entitled to cash bonus compensation and restricted stock awards, both subject to the terms of the Company’s then-current incentive plan. Ms. Cunningham is also entitled to participate in all employee benefit plans of the Company. The Agreement contains provisions for salary continuation benefits in the event of Ms. Cunningham’s disability or death under specified conditions during his term of employment with the Company.  The Agreement permits termination for cause and Ms. Cunningham’s voluntary resignation, with both events releasing the Company from obligations under the Agreement. In the event of termination without cause or failure to renew the Agreement, the Agreement provides for the following: 0.75 times base salary, 0.50 times cash bonus and equity incentive compensation, nine months of health care reimbursement, and immediate vesting of any previously granted restricted stock awards. In the event of a change in control, wherein within two years after the occurrence of such event Ms. Cunningham is not retained in substantially the same or better role and at substantially the same or better compensation level as prior to the change in control, the Agreement provides for the following: two times base salary; two times cash and equity incentive compensation; 24 months of health care reimbursement; immediate vesting of all previously granted restricted stock awards. The Agreement also includes a covenant not to compete provision for a period of one year following termination of her employment for any reason, a non-solicitation provision for a period of 18 months following termination of her employment for any reason, and a confidentiality provision.

J. Kyle Pennington
On March 1, 2019, the Company entered into an Employment Agreement with J. Kyle Pennington, the President of the Company’s Metals Segment. The following description of Mr. Pennington’s Employment Agreement contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such agreement. The Company will file Mr. Pennington’s Employment Agreement referenced in this section with the U.S. Securities and Exchange Commission as an exhibit to its Annual Report on Form 10-K.  This Employment Agreement replaces and supersedes the Employment Agreement between Mr. Pennington and the Company dated January 11, 2016. The Agreement is for a term of one year (termination date of February 28, 2020) and automatically renews at the end of each one-year period for an additional year unless either party gives notice of intent to terminate 90 days prior to the automatic extension date.  The Agreement provides for an annual base salary of $295,000. In addition, Mr. Pennington is entitled to cash bonus compensation and restricted stock awards, both subject to the terms of the Company’s then-current incentive plan. Mr. Pennington is also entitled to participate in all employee benefit plans of the Company. The Agreement contains provisions for salary continuation benefits in the event of Mr. Pennington’s disability or death under specified conditions during his term of employment with the Company.  The Agreement permits termination for cause and Mr. Pennington’s voluntary resignation, with both events releasing the Company from obligations under the Agreement. In the event of termination without cause or failure to renew the Agreement, the Agreement provides for the following: 0.75 times base salary, 0.50 times cash bonus and equity incentive compensation, nine months of health care reimbursement, and immediate vesting of any previously granted restricted stock awards and stock options. In the event of a change in control, wherein within two years after the occurrence of such event Mr. Pennington is not retained in substantially the same or better role and at substantially the same or better compensation level as prior to the change in control, the Agreement provides for the following: two times base salary; two times cash and equity incentive compensation; 24 months of health care reimbursement; immediate vesting of all previously granted restricted stock awards and stock options. The Agreement also includes a covenant not to compete provision for a period of one year following termination of his employment for any reason, a non-solicitation provision for a period of 18 months following termination of his employment for any reason, and a confidentiality provision.

James G. Gibson
On March 1, 2019, the Company entered into an Employment Agreement with James G. Gibson, the President of the Company’s Specialty Chemicals Segment. The following description of Mr. Gibson’s Employment Agreement contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such agreement. The Company will file Mr. Gibson’s Employment Agreement referenced in this section with the U.S. Securities and Exchange Commission as an exhibit to its Annual Report on Form 10-K.  This Employment Agreement replaces and supersedes the Employment Agreement between Mr. Gibson and the Company dated January 11, 2016. The Agreement is for a term of one year (termination date of February 28, 2020) and automatically renews at the end of each one-year period for an additional year unless either party gives notice of intent to terminate 90 days prior to the automatic extension date.  The Agreement provides for an annual base salary of $272,000. In addition, Mr. Gibson is entitled to cash bonus compensation and restricted stock awards, both subject to the terms of the Company’s then-current incentive plan. Mr. Gibson is also entitled to participate in all employee benefit plans of the Company. The Agreement contains provisions for salary continuation benefits in the event of Mr. Gibson’s disability or death under specified conditions during his term of employment with the Company.  The Agreement permits termination for cause and Mr. Gibson’s voluntary resignation, with both events releasing the Company from obligations under the Agreement. In the event of termination without cause or failure to renew the Agreement, the Agreement provides for the following: 0.75 times base salary, 0.50 times cash bonus and equity incentive compensation, nine months of health care reimbursement, and immediate vesting of any previously granted restricted stock awards and stock options. In the event of a change in control, wherein within two years after the occurrence of such event Mr. Gibson is not retained in substantially the same or better role and at substantially the same or better compensation level as prior to the change in control, the Agreement provides for the following: two times base salary; two times cash and equity incentive compensation; 24 months of health care reimbursement; immediate vesting of all previously granted restricted stock awards and stock options. The Agreement also includes a covenant not to compete provision for a period of one year following termination of his employment for any reason, a non-solicitation provision for a period of 18 months following termination of his employment for any reason, and a confidentiality provision.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ DENNIS M. LOUGHRAN
Dennis M. Loughran
Chief Financial Officer

Dated: March 1, 2019